                                                                    Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      of
                     11 1/2% First Mortgage Notes Due 2005
                                      of
                          SHEFFIELD STEEL CORPORATION

     As set forth in the Prospectus, dated ___________, 1998 (as the same may be amended from time to time, the "Prospectus"), of Sheffield Steel Corporation (the "Company") under the caption "The Exchange Offer Guaranteed Delivery Procedures," this form or one substantially equivalent hereto must be used to accept the Company's offer (the "Exchange Offer") to exchange its 11 1/2% Series B First Mortgage Notes due 2005 (the "New First Mortgage Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for an equal principal amount of its 11 1/2% Series A First Mortgage Notes due 2005 (the "Old First Mortgage Notes"), if (i) certificates representing the Old First Mortgage Notes to be exchanged are not lost but are not immediately available or (ii) time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date. This form may be delivered by an Eligible Institution by mail or hand delivery or transmitted, via facsimile, to the Exchange Agent at its address set forth below not later than 5:00 p.m., New York City time, on ____________, 1998. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

                            The Exchange Agent is:
                      STATE STREET BANK AND TRUST COMPANY


          By Mail:                                                 By Hand:
     State Street Bank and Trust Company              State Street Bank and Trust Company
        Corporate Trust Department                        Corporate Trust Department
            Goodwin Square                                      Goodwin Square
      225 Asylum Street, 23rd Floor                      225 Asylum Street, 23rd Floor
       Hartford, Connecticut 06103                        Hartford, Connecticut 06103
         Attn:  Elizabeth Hammer                            Attn:  Elizabeth Hammer

                                 By Facsimile:
                                (860) 244-1889

                             Confirm by Telephone:
                                (860) 244-1817

          DELIVERY, OR TRANSMISSION VIA FACSIMILE, OF THIS INSTRUMENT
                  TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE
                     WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tender(s) for exchange to the Company, upon the terms and subject to the conditions set forth in the Prospectus and Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old First Mortgage Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer Guaranteed Delivery Procedures."

     The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., New York City time, on _______________, 1998 unless extended by the Company. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Company.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns, trustees in bankruptcy and other legal representatives of the undersigned.


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                                  SIGNATURES


--------------------------------------------------------------------------------
                              Signature of Owner


--------------------------------------------------------------------------------
                     Signature of Owner (if more than one)


Dated:______________, 1998

Name(s)
        ------------------------------------------------------------------------
                                   (Please Print)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                  (Include Zip Code)

Area Code and
Telephone No.:
              ------------------------------------------------------------------

Capacity (full title), if signing
in a representative capacity
                            ----------------------------------------------------

Taxpayer Identification or Social Security No.
                                              ----------------------------------

Principal Amount of Old First Mortgage Notes Exchanged:  $
                                                          ---------

Certificate Nos. of Old First Mortgage Notes (if available)
                                                           ---------------------

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Total:  $
         -------------
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                                       2

                             GUARANTEE OF DELIVERY
                   (Not to Be Used for Signature Guarantee)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guaranteed institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Old First Mortgage Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Old First Mortgage Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the fifth New York Stock Exchange trading day following the Expiration Date.


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Name of Firm:
             -------------------------------     -------------------------------
                                                        Authorized Signature

Address:                                         Name:
        ------------------------------------          --------------------------

                                                 Title:
--------------------------------------------           -------------------------

Area Code and Telephone No.:                     Date:
                            ----------------          --------------------------
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     NOTE: DO NOT SEND OLD FIRST MORTGAGE NOTES WITH THIS FORM, ACTUAL SURRENDER
OF OLD FIRST MORTGAGE NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, THE LETTER OF TRANSMITTAL.




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